UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 16, 2005
(Date of earliest event reported)

Clarion Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24690 (Commission File No.)	91-1407411 (IRS Employer Identification No.)

38 West Fulton, Suite 300 Grand Rapids, Michigan (Address of Principal Executive Offices)	49503 (Zip Code)

616-233-6680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On December 16, 2005, JPMorgan Chase Bank, N.A. and Fifth Third Bank, the senior lenders to Clarion Technologies, Inc. extended the senior debt maturity date to December 31, 2006. Clarion Technologies also obtained amended financial covenants and an additional $2 million revolving credit line, which is secured by letters of credit provided by Craig Wierda, the Company's Chairman of the Board, and William Blair Mezzanine Capital Fund III, L.P., both of whom are existing subordinated lenders.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Thirteenth Amendment to Amended and Restated Credit Agreement dated December 16, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 22, 2005	CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Edmund Walsh, CFO